EXHIBIT 99.1

This Statement on Form 4 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Fund MM LLC, Fortress Investment Fund LLC, Fortress Registered Investment Trust, Fortress Brookdale Acquisition LLC, Fortress MM II LLC, Fortress Investment Fund II LLC, Fortress Investment Trust II and FIT-ALT Investor LLC. The principal business address of each of the Reporting Persons is 1251 Avenue of the Americas, 16th Floor, New York, NY 10020.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: November 22, 2005

Issuer Name and Ticker or Trading Symbol: Brookdale Senior Living Inc. (BKD)


                              FORTRESS INVESTMENT HOLDINGS LLC

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Manager

                              FORTRESS INVESTMENT GROUP LLC

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Chief Operating Officer

                              FORTRESS FUND MM LLC

                              By: FORTRESS INVESTMENT GROUP LLC,
                                  its Managing Member

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:      Randal A. Nardone
                              Its:     Chief Operating Officer

                              FORTRESS INVESTMENT FUND LLC

                              By: FORTRESS FUND MM LLC,
                                  its Managing Member

                              By: Fortress Investment Group LLC,
                                  its Managing Member

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Chief Operating Officer

                              FORTRESS REGISTERED INVESTMENT TRUST

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Chief Operating Officer and Secretary

                              FORTRESS BROOKDALE ACQUISITION LLC

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Chief Operating Officer and Secretary

                              FORTRESS FUND MM II LLC

                              By: FORTRESS INVESTMENT GROUP LLC,
                                  its Managing Member

                              /s/ Randal A Nardone
                              ------------------------------------------
                              By:  Randal A. Nardone
                              Its: Chief Operating Officer